UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 5, 2009 (March 5, 2009)

CHINA HEALTHCARE ACQUISITION CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-33269 (Commission File Number)	20-5013347 (IRS Employer Identification No.)

1233 Encino Drive Pasadena, CA (Address of Principal Executive Offices)	91108 (Zip Code)
Registrant’s telephone number, including area code: (626) 568-9924

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. OTHER EVENTS
On March 5, 2009, the Company issued a press release announcing the results of its annual meeting of shareholders, which took place on March 5, 2009. A copy of the press release is furnished herewith as Exhibit 99.1.
Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(c)            Exhibits.

Exhibit Number	Exhibit Title

99.1	Press Release of China Healthcare Acquisition Corp. dated March 5, 2009 entitled “CHINA HEALTHCARE ACQUISITION CORP. ANNOUNCES STOCKHOLDER APPROVAL OF CHARTER AMENDMENT TO PERMIT EARLY DISTRIBUTION OF ITS TRUST FUND AND TO PERMIT ITS CONTINUED EXISTENCE WITHOUT BLANK CHECK COMPANY PROVISIONS AND SETS PAYMENT DATE.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA HEALTHCARE ACQUISITION CORP.
March 5, 2009	By:	/s/ Alwin Tan
Alwin Tan
Chief Executive Officer